PROSPECTUS SUPPLEMENT -- February 24, 2003*

AXP(R) Cash Management Fund (Sept. 27, 2002) S-6320-99 Y

AXP(R) Tax-Free Money Fund (Feb. 28, 2003) S-6433-99 X

The information in the "Investment Manager" section regarding who manages the Fund's portfolio is being replaced with:

The team that manages the Fund's portfolio is led by:

     Jerri Cohen, CFA, Portfolio Manager

     o    Leader of the cash investment sector team.

     o    Joined AEFC in 2002.

     o    Prior  to  that,  Sector  Leader/Portfolio   Manager,  Zurich  Scudder
          Investments, from 2000 to 2002. Prior to that, Portfolio Manager, Zurich Scudder Investments, from 1992 to 2000.

     o    Began investment career in 1982.

     o    MBA, Northwestern University, Kellogg School of Management.

AEFC's investment professionals who manage fixed income funds are organized into teams. Each team specializes in a particular sector of the fixed income market.

(the rest of the section remains unchanged)



S-6433-2 A (2/03)
* Valid until next prospectus update

Destroy Feb. 27, 2004